SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
              ----------------------------------------------------
                             December 4, 2001

                       NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                          Commission File No. 1-8245


                Delaware                            22-2084119
          -----------------------              -----------------------
          (State of organization)              (IRS Employer I.D. No.)


         Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
        ----------------------------------------------------------------
                  (Address of principal executive offices)


                                732-741-4008
             ---------------------------------------------------
             (Registrant's telephone number including area code)


This report (including exhibits) consists of 8 pages.

The Exhibit Index is located on page 4.

Item 5.  Other Events .
         --------------

              In implementation of the provisions of the order of the Delaware Court of Chancery dated February 26, 1996 (the "Delaware Order"), reported on Form 8-K filed February 26, 1996, on
         December 4, 2001, the Trust and the Administrator of Unclaimed Property, Office of the New York State Comptroller (the "New York Administrator") entered into a Settlement Agreement covering Units for which owners were unlocated but New York state addresses were shown in predecessor corporation records. The New York Settlement Agreement covers 89,220 Units attributable to stock ownership by unlocated shareholders of predecessor corporate entities. A copy of the New York Settlement Agreement is filed as Exhibit 99.1 to this Report.

              Of the Units covered by the Settlement Agreement, 44,610 were issued to the New York Administrator prior to December 31, 2001 and the balance of 44,610 will be issued on or before June 30, 2005. The Settlement Agreement provides for processing of claims in the period until June 30, 2005 and the sharing of any costs relating to any claims which are allowed. After June 30, 2005, under the Delaware Order, no payments will be required for arrearages in dividends or distributions to allowed claims and the existing contingent liability concerning them will be eliminated.

              The 44,610 Units issued now will receive regular distributions of Trust royalty income. Their issuance results in a de minimis reduction (amounting to 0.502%) in Trust distributions to existing owners.

              Management of the Trust intends to continue the implementation program permitted by the Delaware Order with other states, but the impact of any such implementation will be minimal in view of the limited numbers of addresses listed in each of the other states.

Item 7.     Financial Statements and Exhibits
            ----------------------------------

                (c) Exhibits

                    Exhibit 99.1. Abandoned Property Claim Settlement Agreement between North European Oil Royalty Trust and the Comptroller for the State of New York, acting by and through the Administrator of the Office of Unclaimed Funds, dated December 4, 2001.

                    Exhibit 99.2 Order Approving Settlement signed by Vice Chancellor Jack Jacobs of the Delaware Court of Chancery on Form 8-K, filed February 26, 1996. (Incorporated by reference.)




                                 SIGNATURES
                                ------------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NORTH EUROPEAN OIL ROYALTY TRUST
                                     ----------------------------------
                                                 (Registrant)

                                     By:    /s/  John R. Van Kirk
                                           -----------------------
                                                 John R. Van Kirk
                                                 Managing Director




Dated:  December 12, 2001

                               EXHIBIT INDEX
                              ---------------


                                                                 Page

          Exhibit 99.1.  Abandoned Property Claim Settlement       5
                         Agreement between North European Oil
                         Royalty Trust and the Comptroller for
                         the State of New York, acting by and
                         through the Administrator of the
                         Office of Unclaimed Funds, dated
                         December 4, 2001.

          Exhibit 99.2.  Order Approving Settlement signed by
                         Vice Chancellor Jack Jacobs of the
                         Delaware Court of Chancery on
                         February 26, 1996.  (Incorporated
                         by reference.)